UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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SILVER BULL RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILVER BULL RESOURCES, INC.

777 Dunsmuir Street, Suite 1610

Vancouver, British Columbia V7Y 1K4

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, APRIL 12, 2021

To the Shareholders of Silver Bull Resources, Inc.:

The Annual Meeting of Shareholders of Silver Bull Resources, Inc., a Nevada corporation (“Silver Bull” or the “Company”), will be held at the Company’s offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, on Monday, April 12, 2021 at 10:00 a.m. local time for the purpose of considering and voting upon proposals to:

  Elect four (4) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;
  Ratify and approve the appointment of Smythe LLP, Chartered Professional Accountants, as our independent registered public accounting firm for the fiscal year ending October 31, 2021;
  Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
  Approve and adopt amended and restated articles of incorporation of the Company to increase the number of authorized shares of Silver Bull common stock from 37.5 million to ● and to make certain non-substantive amendments (please see pages 5 and 6 of the enclosed proxy statement for important details regarding this proposal); and
  Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on ●, 2021 as the record date for determination of the Company’s shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof. This Notice of Annual Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about ●, 2021.

Under the U.S. Securities and Exchange Commission and Canadian securities rules, we have elected to use the Internet for delivery of our annual meeting materials to our shareholders, enabling us to provide them with the information they need, while lowering the costs of delivery and reducing the environmental impact associated with our annual meeting. Our proxy materials are available at www.proxyvote.com. We also post our proxy materials on our website at www.silverbullresources.com/investors/agm.

We cordially invite you to attend the annual meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.

Thank you for your support.

BY ORDER OF THE BOARD OF DIRECTORS, BRIAN D. EDGAR, CHAIRMAN

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, APRIL 12, 2021

Our Notice of Meeting, Proxy Statement and Annual Report on Form 10-K are available at

www.proxyvote.com.

2021 PROXY STATEMENT

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
MANAGEMENT	8
EXECUTIVE COMPENSATION	15
SUMMARY COMPENSATION TABLE	15
COMPENSATION DISCUSSION AND ANALYSIS	17
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	24
GRANTS OF PLAN-BASED AWARDS	25
DIRECTOR COMPENSATION	27
INDEPENDENT PUBLIC ACCOUNTANTS	27
REPORT OF THE AUDIT COMMITTEE	28
REPORT OF THE COMPENSATION COMMITTEE	29
PROPOSAL 1: ELECTION OF DIRECTORS	30
PROPOSAL 2: RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	32
PROPOSAL 4: INCREASE THE NUMBER OF AUTHORIZED SHARES OF SILVER BULL COMMON STOCK	34
ANNUAL REPORT TO SHAREHOLDERS	36
OTHER MATTERS	36
SHAREHOLDER PROPOSALS	36
Annex A: AMENDED AND RESTATED ARTICLES OF INCORPORATION	A-1
Annex B: MARKED VERSION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION	B-1

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Silver Bull Resources, Inc.

777 Dunsmuir Street, Suite 1610

Vancouver, British Columbia V7Y 1K4

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MONDAY, APRIL 12, 2021

ABOUT THE ANNUAL MEETING

This proxy statement (the “Proxy Statement”) is furnished to shareholders of Silver Bull Resources, Inc. (“Silver Bull,” the “Company,” “us,” or “we”) in connection with the solicitation of proxies by the Board of Directors of Silver Bull (the “Board”), on behalf of the Company, to be voted at the Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held at the Company’s offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, on Monday, April 12, 2021 at 10:00 a.m. local time, or at any adjournment or postponement thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held observing all COVID-19 protocols, including mandatory wearing of masks and social distancing of at least two meters. No refreshments will be served and all attendees will disperse immediately after the meeting chair declares the Meeting adjourned.

We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulators’ “notice and access” rules. Our proxy materials are available at www.proxyvote.com. We also post our proxy materials on our website at www.silverbullresources.com/investors/agm/. The Notice of Annual Meeting of Shareholders and related proxy materials are being made available to shareholders beginning on or about ●, 2021.

All references to currency in this Proxy Statement are in U.S. dollars, unless otherwise indicated.

Notice of Internet Availability of Proxy Materials

On or about ●, 2021, we will furnish a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders containing instructions on how to access the proxy materials and vote online. In addition, instructions on how to request a printed copy of these materials may be found on the Notice. If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained on the Notice. Your vote is important regardless of the extent of your holdings.

Solicitation Costs

The cost of preparing and mailing the Notice, handling requests for proxy materials, and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. Proxies may be solicited personally or via mail, telephone or facsimile by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company has no present plans for the solicitation of proxies for the Meeting.

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Dissenters Rights

The proposed corporate actions on which the Company’s shareholders are being asked to vote are not corporate actions for which shareholders of a Nevada corporation have the right to dissent under the Nevada Private Corporations Chapter of the Nevada Revised Statutes, Nev. Rev. Stat. 78.

What is the purpose of the Meeting?

At our Meeting, shareholders will vote on the following items of business:

  Elect four (4) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;
  Ratify and approve the appointment of Smythe LLP, Chartered Professional Accountants (“Smythe”), as our independent registered public accounting firm for the fiscal year ending October 31, 2020;
  Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; and
  Approve and adopt amended and restated articles of incorporation of the Company to increase the number of authorized shares of Silver Bull common stock from 37.5 million to ● and to make certain non-substantive amendments (the “A&R Articles”). Please see pages 5 and 6 for important details regarding this proposal.

You will also vote on such other matters as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.

What are the Board’s recommendations?

The Board recommends that you vote:

1.	“FOR” the election of the four (4) nominated directors;
2.	“FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2021;
3.	“FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and
4.	“FOR” the proposal to increase the number of authorized shares of Silver Bull common stock by approving and adopting the A&R Articles.

At this time, our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Meeting, except those described in this Proxy Statement. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on the matters.

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What shares are entitled to vote?

As of the close of business on ●, 2021, the record date for the Meeting, we had ● shares of Silver Bull common stock outstanding. Each share of Silver Bull common stock outstanding on the record date is entitled to one vote on all items being voted on at the Meeting. You can vote all of the shares that you owned on the record date. These shares include (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner through a broker, bank or other nominee.

What is required to approve each item and how will abstentions and “broker non-votes” be counted?

  For Proposal 1 (election of directors), four (4) candidates will be elected by a plurality vote, provided a quorum is present; however, pursuant to our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) “FOR” such candidate is required to tender his written resignation to the Board. See “Majority Voting Policy” below. “Broker non-votes” are not counted for determining the number of votes cast “FOR” or “WITHHELD” for such candidate and therefore have no effect on the outcome of the vote.
  For Proposal 2 (ratification and approval of appointment of independent registered public accounting firm), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting is required for ratification and approval, provided a quorum is present. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote.
  For Proposal 3 (advisory vote on executive compensation), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting is required for approval, provided a quorum is present. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote. Because your vote on this proposal is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
  For Proposal 4 (to approve and adopt the A&R Articles), the affirmative vote of the holders of a majority of the outstanding shares of Silver Bull common stock is required for approval, provided a quorum is present. Abstentions with respect to this proposal will have the same effect of a vote “AGAINST” the proposal.

How do I vote my shares?

Each share of Silver Bull common stock that you own entitles you to one vote. Your Notice or proxy card shows the number of shares of Silver Bull common stock that you own. You may elect to vote in one of the following methods:

  By Mail – If you have requested a paper copy of the proxy materials, please date and sign the proxy card and return it promptly in the accompanying envelope.
  By Internet – If you received a Notice of Internet Availability of Proxy Materials, you can access our proxy materials and vote online. Instructions to vote online are provided in the Notice.
  By Telephone – You may vote your shares by calling the telephone number specified on your proxy card. You will need to follow the instructions on your proxy card and the voice prompts.
  In Person – You may attend the Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), then you must present a proxy from that Nominee in order to verify that the Nominee has not already voted your shares on your behalf.

If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice or proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting.

Your Voting Instruction Form from Broadridge Financial Solutions, Inc. (“Broadridge”) or your Notice provides information on how to vote your shares. Additionally, Silver Bull may utilize the Broadridge Quickvote service to assist eligible beneficial owners with voting their shares.

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If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters such as Proposal 2 (ratification and approval of appointment of independent registered public accounting firm), and Proposal 4 (to increase the number of authorized shares of Silver Bull common stock) but cannot vote on “non-routine” matters such as Proposal 1 (election of directors) or Proposal 3 (advisory vote on executive compensation). Thus, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, that organization will inform the inspector of election that it does not have the authority to vote on such matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Proxies submitted properly by one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not provided, the proxy will be voted “FOR” each of the four (4) director nominees, “FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2021, “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, and “FOR” the proposal to approve and adopt the A&R Articles, and in such manner as the proxy holders named on the proxy, in their discretion, determine upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Who may attend the Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Meeting. If you are not a shareholder of record but hold shares through a broker or bank (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of ●, 2021, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

How may I vote my shares in person at the Meeting?

Shares held in your name as the shareholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other holder of record that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions prior to the Meeting as described below so that your vote will be counted if you later decide not to attend the Meeting.

May I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the Meeting (i) by delivering a written notice of your revocation to our principal executive office, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada; or (ii) by executing and delivering a later-dated proxy. In addition, the powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy. Notwithstanding the foregoing, no proxy will be counted unless it is received by the Company prior to the commencement of the Meeting.

What constitutes a quorum?

The presence, in person or by proxy, of one-third of the shares of Silver Bull common stock outstanding as of the record date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. The inspector of election will treat shares of Silver Bull common stock represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Abstentions and “broker non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Meeting. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.

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What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How may I vote on each of the proposals?

For the election of directors pursuant to Proposal 1, you may vote “FOR” any nominee, or you may indicate that you wish to withhold authority to vote for one or more of the nominees being proposed.

For each of Proposals 2, 3 and 4 you may vote “FOR” or “AGAINST” the proposal, or you may indicate that you wish to “ABSTAIN” from voting on the proposal.

Who will count the proxy votes?

We currently expect that Broadridge will tabulate the votes and that the Company’s Chief Financial Officer, Christopher Richards, will serve as inspector of election for the Meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the Meeting other than the matters described in this Proxy Statement. If you grant a proxy, either of the officers named as proxy holder, Timothy Barry or Christopher Richards, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the Meeting.

Why is the Company seeking approval to increase the number of authorized shares of Silver Bull common stock?

As a result of the transactions contemplated by the previously disclosed option agreement (the “Copperbelt Option Agreement”), dated as of August 12, 2020, with Copperbelt AG, a corporation existing under the laws of Switzerland (“Copperbelt Parent”), and Dostyk LLP, an entity existing under the laws of Kazakhstan and a wholly-owned subsidiary of Copperbelt Parent (“Copperbelt Sub,” and together with Copperbelt Parent, “Copperbelt”), the Company is required, among other things, (i) to incur $15 million in cumulative exploration expenditures on the Beskauga property located in Kazakhstan by the fourth anniversary following the closing date in order to maintain the effectiveness of the option to acquire the Beskauga property (the “Copperbelt Option”), (ii) to pay Copperbelt up to $15 million in cash to exercise the Copperbelt Option, and (iii) to make up to $32 million in cumulative bonus payments to Copperbelt Parent if the Beskauga property is the subject of a bankable feasibility study in compliance with Canadian National Instrument 43-101 indicating specified amounts of gold equivalent resources. We expect to finance substantially all of such costs through public and private issuances of common stock when we believe market conditions to be favorable.

Currently, we have 37,500,000 authorized shares of common stock. As of February 5, 2021, we had 33,713,931 shares of common stock outstanding. After taking into account the 3,505,664 shares reserved for issuance upon the exercise of outstanding options and warrants, we currently have a very limited number of shares available for issuance. For all practical purposes, the 37,500,000 authorized shares of our common stock have been fully utilized, restricting our ability to issue any more shares.

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In December 2020, we solicited the approval of our shareholders to amend our articles of incorporation to increase the number of authorized shares of common stock to 300 million; however, we did not receive the requisite shareholder approval. As the Company still requires future financing to fund its plans, it is proposing an increase in the number of Silver Bull authorized shares to ●, which would enable the Company, without further shareholder approval, to issue shares from time to time as may be required for various business purposes, including but not limited to raising additional capital to further the development of the Company’s assets. By increasing the number of authorized shares of Silver Bull common stock, we will be able to act in a timely manner when the need to raise equity capital arises or when the Board believes it is in the best interests of the Company and our shareholders to take action, without the delay and expense that would be required at that time to obtain shareholder approval to increase our authorized shares. Virtually all junior exploration companies like Silver Bull remain as viable companies and conduct their mineral exploration activities by raising funds by issuing shares from time to time.

In the absence of an affirmative vote to increase the number of authorized shares of Silver Bull common stock, the Company will have virtually no shares available for issuance to raise funds to fund its general corporate overhead or cover the costs associated with maintaining its interests in the Sierra Mojada project in Mexico or its potential mineral interests in Kazakhstan. The Company would also not have shares available to make equity incentive awards to current or potential management, the lack of which may impair our ability to incent or retain our executives.

For the sake of clarity, if this proposal is not approved by shareholders, the Company will have virtually no shares available for issuance to raise funds to continue its operations, and management will need to immediately investigate all available options, including, but not limited to, seeking to dispose of the Company’s assets or engaging in a business combination. Any such transaction may not be on terms that are favorable to the Company. Continuing in business with virtually no shares available for issuance is not a sustainable path for the Company.

What are the non-substantive amendments that are included in the A&R Articles?

The two non-substantive amendments that are reflected in the A&R Articles are (i) including the name of the Company’s registered agent to comply with Nevada law and (ii) revising the description of the Company’s business purpose to simply provide that the Company is authorized to engage in any lawful activity permitted under Nevada law.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On September 18, 2020, the Company completed a one-for-eight reverse stock split of the shares of Silver Bull common stock. All share and per share information in this Proxy Statement has been adjusted to reflect the impact of the reverse stock split.

Security Ownership of Management

The number of shares of Silver Bull common stock outstanding as of February 5, 2021 was 33,713,931. The following table sets forth the number of shares of Silver Bull common stock beneficially owned by each of the Company’s directors, nominees and named executive officers and the number of shares beneficially owned by all of the directors, nominees, and named executive officers as a group:

Name and Address of Beneficial Owner (1)	Position	Amount and Nature of Beneficial Ownership (2)		Percent of Common Stock
Brian D. Edgar	Chairman and Director	1,499,266	(4)	4.38%
Timothy T. Barry	President, Chief Executive Officer and Director	586,247	(5)	1.72%
Sean C. Fallis	Former Chief Financial Officer (3)	439,312	(6)	1.29%
Daniel J. Kunz	Director	341,864	(7)	1.01%
John A. McClintock	Director	122,739	(8)	*
Christopher Richards	Chief Financial Officer	24,000	(9)	*%
All directors, nominees, and executive officers as a group (6 persons)		3,013,428		8.55%

_________________________

*	The percentage of Silver Bull common stock beneficially owned is less than one percent (1%).
(1)	The address of these persons is c/o Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4.
(2)	Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership includes shares as to which the individual or entity has or shares voting power or investment power, and any shares that the individual or entity has the right to acquire within 60 days of February 5, 2020, including through the exercise of any option, warrant, or right. For each individual or entity that holds options, warrants or rights to acquire shares, the shares of Silver Bull common stock underlying those securities are treated as owned by that holder and as outstanding shares when that holder’s percentage ownership of Silver Bull common stock is calculated. That Silver Bull common stock is not treated as outstanding when the percentage ownership of any other holder is calculated.
(3)	Mr. Fallis resigned from his position as the Company’s Chief Financial Officer effective as of September 25, 2020.
(4)	Consists of (i) 768,164 shares of Silver Bull common stock held directly, (ii) 375,000 stock options, which are vested or will vest within 60 days, (iii) warrants to purchase 106,500 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days, and (iv) 249,602 shares of Silver Bull common stock owned by Tortuga Investments Corp., a company wholly owned by Mr. Edgar. Excludes (a) 425,000 shares of Silver Bull common stock and (b) warrants to purchase 212,500 shares of Silver Bull common stock, in each case that are owned by 0893306 B.C. Ltd., a company wholly owned by Mr. Edgar’s spouse, and of which Mr. Edgar disclaims beneficial ownership.
(5)	Consists of (i) 192,497 shares of Silver Bull common stock held directly and (ii) 393,750 stock options, which are vested or will vest within 60 days. Excludes (a) 319,000 shares of Silver Bull common stock and (b) warrants to purchase 159,500 shares of Silver Bull common stock, in each case that are owned by Mr. Barry’s spouse, and of which Mr. Barry disclaims beneficial ownership.
(6)	Consists of (i) 64,312 shares of Silver Bull common stock held directly and (ii) 375,000 stock options, which are vested or will vest within 60 days.

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(7)	Consists of (i) 174,364 shares of Silver Bull common stock held directly, (ii) 87,500 stock options, which are vested or will vest within 60 days, and (iii) warrants to purchase 80,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.
(8)	Consists of (i) 27,239 shares of Silver Bull common stock held directly, (ii) 87,500 stock options, which are vested or will vest within 60 days, and (iii) warrants to purchase 8,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.
(9)	Consists of (i) 16,000 shares of Silver Bull common stock held directly and (ii) warrants to purchase 8,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.

Security Ownership of Certain Beneficial Owners

As of February 5, 2021, there is no person (other than the director nominees and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of Silver Bull common stock.

MANAGEMENT

Identification of Directors and Executive Officers

The table below sets forth the names, titles, and ages of each of the nominees standing for election to the Board and the Company’s executive officers as of the record date. There are no family relationships among any of the directors, executive officers and/or director/nominees of the Company.

Except as described herein, there was no agreement or understanding between the Company and any director or executive officer pursuant to which he was selected as an officer or director, although certain of the Company’s executive officers have entered into employment agreements with the Company.

Name	Current Position	Age	Year Initially Appointed as Officer or Director
Brian D. Edgar	Chairman and Director	71	2010
Timothy T. Barry	President, Chief Executive Officer and Director	45	2010
Daniel J. Kunz	Director	68	2011
John A. McClintock	Director	69	2012
Christopher Richards	Chief Financial Officer	43	2020

Brian D. Edgar. Mr. Edgar was appointed Chairman of the Board in April 2010. Mr. Edgar has broad experience working in junior and mid-size natural resource companies. He served as Dome’s President and Chief Executive Officer from February 2005 to April 2010, when Dome was acquired by Silver Bull. Further, Mr. Edgar served as a director of Dome (1998–2010), Lucara Diamond Corp. (2007–May 2020), BlackPearl Resources Inc. (2006–December 2018), and ShaMaran Petroleum Corp. (2007–June 2019). He has served as a director of Denison Mines Corp. since 2005 and of numerous public resource companies over the last 30 years. Mr. Edgar practiced corporate/securities law in Vancouver, British Columbia, Canada for 16 years.

Timothy T. Barry. Mr. Barry has served as a director, President and Chief Executive Officer of Silver Bull since March 2011. From August 2010 to March 2011, he served as our Vice President – Exploration. Between 2006 and August 2010, Mr. Barry spent five years working as Chief Geologist in West and Central Africa for Dome. During this time, he managed all aspects of Dome’s exploration programs and oversaw corporate compliance for Dome’s various subsidiaries. Mr. Barry also served on Dome’s board of directors. In 2005, he worked as a project geologist in Mongolia for Entree Gold, a company that has a significant stake in the Oyu Tolgoi mine in Mongolia. Between 1998 and 2005, Mr. Barry worked as an exploration geologist for Ross River Minerals Inc. on its El Pulpo copper/gold project in Sinaloa, Mexico, for Canabrava Diamonds Corporation on its exploration programs in the James Bay lowlands in Ontario, Canada, and for Homestake Mining Company on its Plutonic Gold Mine in Western Australia. He has also worked as a mapping geologist for the Geological Survey of Canada in the Coast Mountains, and as a research assistant at the University of British Columbia, where he examined the potential of CO2 sequestration in Canada using ultramafic rocks. Mr. Barry received a bachelor of science degree from the University of Otago in Dundein, New Zealand and is a Chartered Professional Geologist (CPAusIMM).

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Daniel J. Kunz. Mr. Kunz has more than 35 years of experience in international mining, energy, engineering and construction, including in executive, business development, management, accounting, finance and operations roles. In June 2020, he was appointed President and Chief Executive Officer of Prime Mining Corp., a mine development company. Since 2014, he has been the managing member of Daniel Kunz & Associates, LLC, an advisory and engineering services company focused on the natural resources sector. From 2013 to 2018, he was the Chairman and Chief Executive Officer of Gold Torrent, Inc., a mine development company. In addition, Mr. Kunz is the founder, and from 2003 until he retired in April 2013 was the President and Chief Executive Officer and a director, of U.S. Geothermal, Inc., a renewable energy company that owns and operates geothermal power plants in Idaho, Oregon, and Nevada and was sold to Ormat Technologies, Inc. in 2018. Mr. Kunz was Senior Vice President and Chief Operating Officer of Ivanhoe Mines Ltd. from 1997 to October 2000, and served as its President and Chief Executive Officer and as a director from November 2000 to March 2003. He was part of the team that discovered Oyu Tolgoi, one of the world’s largest copper-gold deposits. From March 2003 to March 2004, Mr. Kunz served as President and Chief Executive Officer of China Gold International Resources Corp. Ltd. and served as a director from March 2003 to October 2009. Mr. Kunz was a founder of MK Resources LLC, formerly known as the NASDAQ-listed company MK Gold Corporation, and directed the company’s 1993 initial public offering as the President and Chief Executive Officer and a director. For 17 years, he held executive positions with NYSE-listed Morrison Knudsen Corporation (including Vice President and Controller). Mr. Kunz holds a Masters of Business Administration and a Bachelor of Science in Engineering Science. He is currently a director of Raindrop Ventures Inc., Prime Mining Corp., Greenbriar Capital Corp., and Gunpoint Exploration Ltd.

John A. McClintock. Mr. McClintock has a significant amount of experience in all facets of the mineral exploration business, which has come from managing large exploration organizations. Since November 2005, he has served as the President of McClintock Geological Management, which provides ongoing management services to NorthIsle Copper and Gold Inc., of which he served as President, Chief Executive Officer and a director from October 2011 to September 2020. From February 2007 to November 2008, Mr. McClintock served as President and Chief Executive Officer of Savant Explorations Ltd., a publicly-traded company on the TSX Venture Exchange. From January 2006 to February 2007, he served as President and COO of Canarc Resources Corp., where he negotiated, among other things, a large land purchase in Mexico. From November 2004 to December 2005, Mr. McClintock served as an Exploration Manager for BHP Group plc, where he ensured that the $80 million exploration budget focused on areas and commodities with maximum potential for corporate growth. He has served as a director of Blue Moon Zinc Corp. since May 2017 and as a director of NorthIsle Copper and Gold Inc. since October 2011. Mr. McClintock holds an MBA from Simon Fraser University and an undergraduate degree in geology, with honors, from the University of British Columbia. He is a member of the Professional Engineers of British Columbia, the Prospectors and Developers Association of British Columbia, and the Association of Mineral Exploration of British Columbia.

Christopher Richards. Mr. Richards was appointed as the Company’s Chief Financial Officer effective as of September 28, 2020. Mr. Richards most recently served as the Vice President of Finance for Great Panther Mining Limited, a U.S. and Canadian dual-listed gold and silver producer, from June 2018 to February 2020. From January 2017 to May 2018, he was self-employed as a senior financial consultant, advising public and private companies in the mining and natural resources industries. Prior to that, Mr. Richards served as the Vice President of Finance and Corporate Secretary (December 2013–December 2016) and Group Controller (April 2009–November 2013) of Kyzyl Gold Ltd., a wholly owned subsidiary of London Stock Exchange-listed Polymetal International plc, engaged in the development of the Kyzyl Gold Mine located in Kazakhstan. From July 2015 to October 2016, he served as the Chief Financial Officer of TSX Venture Exchange-listed True North Gems Inc. Previously, Mr. Richards served as the Corporate Controller of U.S. and Canadian dual-listed NovaGold Resources Inc. and as a Senior Manager of Audit for KPMG LLP. He is a CPA (Chartered Professional Accountant, British Columbia), CA, and received a Bachelor of Business Administration degree from Simon Fraser University in 2000 and a certificate in mining studies from the University of British Columbia in 2014.

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Board Composition

Majority Voting Policy

The Board has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a meeting of shareholders. If the number of shares “withheld” for any nominee exceeds the number of shares voted “FOR” such nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the Board. The Corporate Governance and Nominating Committee of the Board (the “Corporate Governance and Nominating Committee”) will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the Board would be in the best interests of the Company. The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days and announce its decision by a press release.

According to the Majority Voting Policy, the affected director cannot participate in the deliberations of the Corporate Governance and Nominating Committee or the Board as to whether to consider his or her resignation. The Majority Voting Policy applies only in circumstances involving an uncontested election of directors, meaning an election in which the number of nominees is equal to the number of directors to be elected.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Company’s Corporate Governance and Nominating Committee is charged with identifying, screening and/or appointing persons to serve on the Board. The Corporate Governance and Nominating Committee evaluates nominees recommended by the shareholders using the same criteria it uses for other nominees. In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors. The Board believes that the process in place to identify candidates and elect directors allows the most qualified candidates to be appointed independently.

The Company believes that each of the persons standing for election to the Board at the Meeting has the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively. With regard to the Board nominees, the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:

•	Brian D. Edgar: The Board believes that Mr. Edgar is qualified to serve as a director of the Company because of his extensive experience working with junior and mid-size natural resource companies, as well as his experience with and general knowledge of the capital markets.
•	Timothy T. Barry: The Board believes that Mr. Barry is qualified to serve as a director of the Company because of his geological education and background, and his significant experience with junior and mid-size natural resources companies, particularly early-stage natural resource companies.
•	Daniel J. Kunz: The Board believes that Mr. Kunz is qualified to serve as a director of the Company because of his significant experience in international mining, engineering and construction projects, and his many years of senior management and director experience.
•	John A. McClintock: The Board believes that Mr. McClintock is qualified to serve as a director of the Company because of his significant experience in all facets of the mineral exploration business, which includes managing large exploration organizations, as well as his education and general knowledge of the exploration industry.

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Involvement in Certain Legal Proceedings

During the past ten years, none of the director nominees or persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of SEC Regulation S-K, including (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the U.S. Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Transactions with Related Persons

Pursuant to its charter, the Audit Committee of the Board (the “Audit Committee”) reviews and approves all related party transactions on an ongoing basis. With the exception of customary employment agreements between the Company and its officers, which are described below under the heading “Executive Compensation,” and an independent contractor agreement, effective as of October 1, 2020, between the Company and Nicholas Edgar, the son of Brian Edgar, the Company’s Chairman, pursuant to which agreement Nicholas Edgar will provide certain consulting services for the Company’s exploration projects for CDN$400 per day, there were no related party transactions between the Company and its officers, directors and significant shareholders during the fiscal years ended October 31, 2020 and October 31, 2019. On November 10, 2020, the Audit Committee approved the independent contractor agreement with Nicholas Edgar.

Independence of the Board

The Board currently consists of Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock. Messrs. Barry, Edgar, Kunz and McClintock are being nominated by the Company for re-election at the Meeting. Messrs. Kunz and McClintock are considered “independent” as that term is defined in Section 311 of the Toronto Stock Exchange (“TSX”) Company Manual.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Brian Edgar has been the Company’s Chairman of the Board since April 2010, while Timothy Barry has served as the Company’s Chief Executive Officer since February 2011. The Board believes that this leadership structure is appropriate, as Mr. Edgar and Mr. Barry bring complimentary skills to the Company’s business operations and strategic plans and generally are focused on somewhat different aspects of the Company’s operations. Mr. Barry, with his geological background and experience, has a greater depth of knowledge regarding the Company’s exploration activities, while Mr. Edgar has a significant amount of experience with mid-sized and junior level exploration and mining companies and with the capital markets.

Although Mr. Edgar does not work full-time for the Company, he does devote a significant portion of his time to the day-to-day affairs of, and plays a key policy-making role for, the Company. For this reason, the Company views Mr. Edgar as one of its executive officers.

Also, the Board does not have a formal policy with respect to the consideration of diversity when assessing directors and directorial candidates but considers diversity as part of its overall assessment of the Board’s functioning and needs.

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Board’s Role in Risk Oversight

Company management is charged with the day-to-day management of risks the Company faces. However, the Board, directly and through its committees, is actively involved in the oversight of the Company’s risk management policies. The Audit Committee is charged with overseeing enterprise risk management generally and with reviewing and discussing with management the Company’s major risk exposures (whether financial, operating or otherwise) and the steps that management takes to monitor, control and manage these exposures, including the Company’s risk assessment and risk management guidelines and policies. The Audit Committee reports to the Board regarding the foregoing matters, and the Board ultimately approves any changes in corporate policies, including those pertaining to risk management. Additionally, the Compensation Committee of the Board (the “Compensation Committee”) oversees the Company’s compensation policies generally, in part to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. The Audit Committee and the Compensation Committee correspond with, and report to, management and the Board.

Meetings of the Board and Committees

Board of Directors

The Board held fifteen meetings during the fiscal year ended October 31, 2020, and five additional meetings during the current fiscal year. Such meetings consisted of both actions taken by the unanimous written consent of the directors and live meetings at which the directors were present in person or by telephone. All of the Company’s directors attended at least 75% of the Board meetings conducted during the fiscal year ended October 31, 2020. The Company does not have a formal policy with regard to Board members’ attendance at annual meetings but encourages them to attend meetings of shareholders. Mr. Edgar and Mr. Barry attended last year’s annual meeting of shareholders.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The following persons currently serve on our Audit Committee: Daniel Kunz and John McClintock. Messrs. Kunz and McClintock are considered “independent” under Rule 10A-3 of the Exchange Act. Mr. Kunz is the “financial expert” for the Audit Committee.

The Audit Committee held seven meetings during the fiscal year ended October 31, 2020, and has held three meeting during the current fiscal year. Such meetings consisted of both actions taken by the unanimous written consent of the Audit Committee members and live meetings at which the members were present in person or by telephone. Messrs. Kunz and McClintock attended all of the meetings in person or by telephone. On May 1, 2006, the Board adopted a written charter for the Audit Committee, which was amended on February 14, 2012 and February 22, 2017. The Audit Committee charter is available on our website at www.silverbullresources.com. The composition of the Audit Committee following the Meeting will be determined by the Board after the Meeting, but it is anticipated that Messrs. Kunz and McClintock will continue to serve on the Audit Committee.

Compensation Committee

The Company’s Compensation Committee currently consists of John McClintock and Daniel Kunz, each of whom is considered “independent” under Section 311 of the TSX Company Manual. The Compensation Committee held three meetings during the fiscal year ended October 31, 2020 and has held one meeting during the current fiscal year. Such meetings consisted of both actions taken by the unanimous written consent of the Compensation Committee members and live meetings at which the members were present in person or by telephone. The composition of the Compensation Committee following the Meeting will be determined by the Board after the Meeting, but it is anticipated that Messrs. McClintock and Kunz will continue to serve on the Compensation Committee.

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Duties of the Compensation Committee include reviewing and making recommendations regarding compensation of executive officers and determining the need for and the appropriateness of employment agreements for senior executives. This includes the responsibility (i) to determine, review and approve on an annual basis the corporate goals and objectives with respect to compensation for the senior executives; and (ii) to evaluate at least once a year the performance of the senior executives in light of the established goals and objectives and, based upon these evaluations, to determine the annual compensation for each, including salary, bonus, incentive and equity compensation. The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate. The Compensation Committee may also invite the executive officers and other members of management to participate in its deliberations, or to provide information to the Compensation Committee for its consideration with respect to such deliberations, except that the Chief Executive Officer may not be present for the deliberation of or the voting on compensation for the Chief Executive Officer. The Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other officer.

The Compensation Committee also has the authority and responsibility (i) to review the fees paid to independent directors for service on the Board and its committees, and make recommendations to the Board with respect thereto (however, disinterested members of the Board ultimately determine the fees paid to the independent directors); and (ii) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed.

The Compensation Committee is authorized to delegate any of its responsibilities to a subcommittee as the Compensation Committee deems appropriate. The Compensation Committee’s charter was adopted by the Board on May 1, 2006 and amended on December 5, 2006, February 22, 2013, and February 22, 2017. The charter is available on our website at www.silverbullresources.com.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee served as an employee of the Company during the fiscal year ended October 31, 2020 (or subsequently). No current member of our Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee has entered into a transaction with the Company in which he had a direct or indirect interest that is required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K. During the past year, no executive officer of the Company served as a director or on the compensation committee of another entity whose executive officer also served on the Company’s Board or Compensation Committee.

Corporate Governance and Nominating Committee

The Company’s Corporate Governance and Nominating Committee currently consists of Daniel Kunz and John McClintock, each of whom is considered “independent” under Section 311 of the TSX Company Manual. The future composition of the Corporate Governance and Nominating Committee will be determined after the Meeting, but it is anticipated that Messrs. Kunz and McClintock will serve on the Corporate Governance and Nominating Committee. Duties of the Corporate Governance and Nominating Committee include oversight of the process by which individuals may be nominated to the Board. Our Corporate Governance and Nominating Committee’s charter was adopted by the Board on May 1, 2006 and amended on July 7, 2006, February 22, 2013, and February 22, 2017 and is available on our website at www.silverbullresources.com.

The functions performed by the Corporate Governance and Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Corporate Governance and Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company’s shareholders. The Nominating Committee does not have a formal policy with respect to the consideration of diversity when identifying nominees for director but considers diversity as part of its overall assessment of the Board’s needs.

The Corporate Governance and Nominating Committee will consider nominees proposed by our shareholders. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, you may submit the candidate’s name by delivering notice in writing, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Governance and Nominating Committee, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Governance and Nominating Committee.

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A shareholder nomination submitted to the Corporate Governance and Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in the proxy statement for the Company’s most recent annual meeting under the heading “Shareholder Proposals,” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

(i)	The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation.
(ii)	The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly.
(iii)	The name, address, telephone number, fax number and e-mail address of the person being recommended to the Corporate Governance and Nominating Committee to stand for election at the next annual meeting (the “proposed nominee”) together with information regarding such person’s education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years and other relevant information.
(iv)	Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K.
(v)	Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of SEC Regulation S-K).
(vi)	Information regarding the share ownership of the proposed nominee required by Item 403 of SEC Regulation S-K.
(vii)	Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of SEC Regulation S-K.
(viii)	The signed consent of the proposed nominee in which he or she (1) consents to being nominated as a director of the Company if selected by the Corporate Governance and Nominating Committee; (2) states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement; (3) states whether the proposed nominee is “independent” as defined by applicable laws; and (4) attests to the accuracy of the information submitted pursuant to paragraphs (i) through (vii) above.

Although the information may be submitted by fax, e-mail, mail or courier, the Corporate Governance and Nominating Committee must receive the proposed nominee’s signed consent, in original form, within ten days of the nomination having been made.

When the information required above has been received, the Corporate Governance and Nominating Committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs. No shareholder nominations were received in connection with the Meeting.

The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Corporate Governance and Nominating Committee will:

(1)	Establish criteria for selection of potential directors, taking into consideration the following attributes that are desirable for a member of the Board: leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints. The Corporate Governance and Nominating Committee will periodically assess the criteria to ensure that they are consistent with best practices and the goals of the Company;

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(2)	Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership; and
(3)	Receive and evaluate nominations for Board membership that are recommended by existing directors, corporate officers or shareholders in accordance with policies set by the Corporate Governance and Nominating Committee and applicable laws.

The Corporate Governance and Nominating Committee held one meeting during the fiscal year ended October 31, 2020 and has held one meeting during the current fiscal year. The Corporate Governance and Nominating Committee has nominated Brian Edgar, Timothy Barry, John McClintock and Daniel Kunz to stand for re-election at the Meeting. The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

Shareholder Communication with the Board

The Company values the views of its shareholders (current and future shareholders, employees and others). Accordingly, the Board established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Board or to the Company’s non-management directors. Any shareholder who wishes to communicate with the Board or the Company’s non-management directors may write, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Audit Committee Chair, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Audit Committee Chair.

The chair of the Audit Committee is the Board Communications Designee. He will review all communications and report on the communications to the chair of the Corporate Governance and Nominating Committee, the full Board or the Company’s non-management directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

EXECUTIVE COMPENSATION

Compensation and Other Benefits of Named Executive Officers

The following table sets out the compensation received for the fiscal years ended October 31, 2020, 2019, and 2018 in respect to each of named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($) (1)	Non-Equity Incentive Plan Compensation (1)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensa-tion ($)	Total ($)
Current Named Executive Officers
Timothy T. Barry (3) Chief Executive Officer, President and Director	2020 2019 2018	206,487 208,967 175,582	26,280 25,963 52,828	– – –	– – 108,668	– – –	232,767 234,930 337,078
Christopher Richards (4) Chief Financial Officer	2020 2019 2018	18,932 – –	11,263 – –	– – –	– – –	– – –	30,195 – –
Sean C. Fallis (5) Former Chief Financial Officer	2020 2019 2018	152,956 170,973 145,526	3,754 22,163 44,023	– – –	– – 103,234	21,804 – –	178,504 193,136 292,783
Brian D. Edgar (6) Chairman and Director	2020 2019 2018	67,578 68,389 68,483	– – 20,000	– – –	– – 103,234	– – –	67,578 68,389 191,717

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(1)	All 2018, 2019, and 2020 CDN$ amounts have been converted to US$ using the CDN$/US$ exchange rate as of October 31, 2018, 2019, and 2020, respectively.
(2)	Amounts represent the calculated fair value of stock options granted to the named executive officers based on provisions of the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 718-10, Stock Compensation. See Note 9 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020 for a discussion regarding assumptions used to calculate fair value under the Black–Scholes valuation model.
(3)	Mr. Barry was appointed as Vice President – Exploration on September 1, 2010, and then as our President and Chief Executive Officer on February 25, 2011. On February 26, 2013, the Company entered into an amended and restated employment agreement with Mr. Barry that provides for an annual base salary of CDN$216,000 and that he is eligible to receive an annual bonus at the discretion of the Board. The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances. On February 23, 2016, Mr. Barry’s employment agreement was amended to reduce his annual base salary by 30% to CDN$151,200 effective as of January 16, 2016. On June 24, 2016, Mr. Barry’s employment agreement was amended to increase his annual base salary to CDN$216,000 annually effective as of June 1, 2016. On August 28, 2018, Mr. Barry’s employment was further amended (i) to increase his annual base salary to CDN$275,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” definition to include transactions in which (A) the Company consummates a consolidation or merger in which the shareholders of the Company immediately prior to the transaction own less than 80% of the outstanding voting power of the Company following the transaction, and (B) the Company’s Chief Executive Officer resigns or is terminated as a result of such transaction. For fiscal year 2020, Mr. Barry was paid or will be paid an aggregate bonus of $26,280, which includes a portion of the CDN$29,167 bonus paid for calendar year 2020 performance and a portion of the CDN$35,000 bonus paid for calendar year 2019 performance.
(4)	Mr. Richards was appointed as the Company’s Chief Financial Officer effective as of September 28, 2020. On September 23, 2020, the Company entered into an employment agreement with Mr. Richards, pursuant to which agreement he receives an annual base salary of CDN$210,000. Pursuant to the terms and conditions of his employment agreement, Mr. Richards is eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board and (ii) to participate in the 2019 Stock Option and Stock Bonus Plan, with the award of any grants being at the discretion of the Board. Pursuant to the terms and conditions of the employment agreement, if the Company terminates Mr. Richards without cause between December 29, 2020 and September 27, 2021, then Mr. Richards will be entitled to receive a lump-sum payment equal to six months of his base salary. If the Company terminates Mr. Richards without cause after September 28, 2021, then Mr. Richards will be entitled to receive a lump-sum payment equal to six months of his base salary plus one month of his base salary for each additional year of employment, subject to maximum lump-sum payment of 12 months of his base salary. Pursuant to the terms and conditions of the employment agreement, if (i) the Company terminates Mr. Richards without cause or (ii) Mr. Richards resigns, in either case within three months following a Change of Control (as defined in the employment agreement), then Mr. Richards will be entitled to receive his then-current base salary for a period of 24 months plus a lump-sum payment equal to his prior year’s bonus. For fiscal year 2020, Mr. Richards is to be paid an aggregate bonus of $11,263.
(5)	Mr. Fallis resigned from his position as the Company’s Chief Financial Officer effective as of September 25, 2020. Mr. Fallis’ salary reflected in the “Summary Compensation Table” above covered his employment with the Company from November 1, 2019 through September 25, 2020. Mr. Fallis was appointed as the Company’s Chief Financial Officer on April 15, 2011. From February 7, 2011 to April 14, 2011, he served as the Vice President – Finance. On February 26, 2013, the Company entered into an amended and restated employment agreement with Mr. Fallis that provided for an annual base salary effective as of March 1, 2013 of CDN$180,000 and that he was eligible to receive an annual bonus at the discretion of the Board. The agreement was amended on February 26, 2015 and June 4, 2015 to modify the severance amount payable in certain circumstances. The agreement was amended again on February 23, 2016 to reduce his annual base salary by 30% to CDN$126,000 effective as of January 16, 2016. On June 24, 2016, Mr. Fallis’ employment agreement was amended to increase his annual base salary to CDN$180,000 effective as of June 1, 2016. On August 28, 2018, Mr. Fallis’ employment was further amended (i) to increase his annual base salary to CDN$225,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” to expand the list of qualifying transactions, as described above. Because his resignation from the Company was voluntary, Mr. Fallis did not receive any severance payments upon his resignation. Mr. Fallis was paid a portion of the CDN$30,000 bonus for calendar year 2019 performance, and no bonus was paid for calendar year 2020 performance. At the time of his departure from the Company, Mr. Fallis was paid $21,804 in settlement of unused vacation pay.

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(6)	On February 26, 2013, Silver Bull entered into an amended and restated employment agreement with Mr. Edgar that provides for an annual base salary of CDN$90,000 and that he is eligible to receive an annual bonus at the discretion of the Board. The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances. The agreement was amended again on February 23, 2016 to reduce his annual base salary by 30% to CDN$63,000 effective as of January 16, 2016. On June 24, 2016, Mr. Edgar’s employment agreement was amended to increase his annual base salary to CDN$90,000 effective as of June 1, 2016. On August 28, 2018, Mr. Edgar’s employment was further amended to revise the “Change of Control” to expand the list of qualifying transactions, as described above.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officers identified in the Summary Compensation Table contained above (collectively, the “named executive officers”).

The Compensation Committee reviews and approves the total direct compensation packages for each of our executive officers. Notably, the salary and other benefits payable to those persons who served as our named executive officers during the fiscal year ended October 31, 2020 are set forth in employment agreements which are discussed below. Stock option grants, as applicable to the named executive officers, are reviewed by the Compensation Committee and approved by the Board. The Compensation Committee has not engaged the services of or paid a fee to any compensation consultant or other third party to evaluate or assist with the evaluation of the Company’s compensation arrangements.

The principle objectives that guide the Compensation Committee in its deliberations regarding executive compensation matters include:

•	attracting and retaining highly qualified executives who share our Company values and commitment;
•	providing executives a compensation package that is fair and competitive, with contractual terms that offer them reasonable security; and
•	motivating executives to provide excellent leadership and achieve Company goals by linking short-term and long-term incentives to the achievement of business objectives, thereby aligning the interests of executives and shareholders.

The primary elements of compensation to our named executive officers are cash compensation and equity compensation in the form of stock option grants, each of which is further described below.

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In April 2011, our shareholders recommended, in a non-binding vote, that shareholder advisory votes on the compensation of our executive officers, commonly referred to as a “say-on-pay” vote, be held every three years. Approximately 57% of the votes cast were voted in favor of a three-year frequency. Accordingly, the Board adopted the shareholders’ recommendation to hold the say-on-pay vote every three years. In April 2014, we held a shareholder advisory vote on the compensation of our named executive officers, and our shareholders overwhelmingly approved the compensation of our named executive officers, with over 95% of shareholder votes cast in favor of our say-on-pay resolution. In April 2017, our shareholders recommended, in a non-binding say-on-pay frequency vote, that shareholder advisory votes on the compensation of our executive officers be held every year. Approximately 50% of the votes cast were voted in favor of a one-year frequency. Accordingly, the Board adopted the shareholders’ recommendation to hold the say-on-pay vote every year. In each of April 2018, April 2019, and April 2020, we held a shareholder say-on-pay advisory vote in which our shareholders approved the compensation of our named executive officers, with approximately 93%, 93%, and 63%, respectively, of shareholder votes cast in favor of our say-on-pay resolution.

As we evaluated our compensation practices for the calendar years 2020 and 2021, we were mindful of the strong support our shareholders expressed for our philosophy of linking compensation to our operating objectives and the enhancement of shareholder value. As a result, our Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on short- and long-term incentive compensation that rewards our executives when they deliver value for our shareholders during 2021. We are submitting the compensation of our named executive officers to an advisory vote this year as described more fully below under Proposal 3.

The Compensation Committee evaluates executive performance and makes salary adjustments, discretionary bonus determinations and equity awards. In February 2021, the Compensation Committee approved bonus targets for our named executive officers.

For fiscal year 2020, a bonus of $4,380 was paid to Mr. Barry, which is a portion of the CDN$35,000 bonus paid for calendar year 2019 performance. Additionally, a bonus of $21,900 has been accrued but not yet paid to Mr. Barry in relation to his calendar year 2020 performance. The Compensation Committee approved a 2021 bonus target for Mr. Barry of CDN$●. The amount of 2021 bonus to be awarded to Mr. Barry will be determined by the Compensation Committee in December 2021 or early 2022 based on certain criteria for 2021 recommended by the Compensation Committee and approved by the Board.

For fiscal year 2020, a bonus of $11,263 has been accrued but not yet paid to Mr. Richards. The Compensation Committee approved a 2021 bonus target for Mr. Richards of CDN$●. The amount of 2021 bonus to be awarded to Mr. Richards will be determined by the Compensation Committee in December 2021 or early 2022 based on certain performance criteria for 2021 recommended by the Compensation Committee and approved by the Board.

For fiscal year 2020, Mr. Fallis was paid a bonus of $3,754, which is a portion of the CDN$30,000 bonus paid for calendar year 2019 performance. Mr. Fallis resigned from his position as the Company’s Chief Financial Officer effective as of September 25, 2020 and was therefore not eligible for a bonus for calendar year 2020.

No 2021 bonus performance target was approved for Mr. Edgar. Any bonus for Mr. Edgar’s 2021 performance will be determined by the Compensation Committee in its sole discretion.

Cash Compensation Payable to our Named Executive Officers

Our named executive officers receive a base salary payable in accordance with our normal payroll practices. The base salaries of our executive officers are set forth in employment agreements between the Company and each officer. Based on the Compensation Committee’s knowledge of the industry and size and financial resources of the Company, the Compensation Committee believes that the base salaries of the Company’s executive officers are competitive with those that are received by comparable officers with comparable responsibilities in similar companies.

When the Compensation Committee considers total cash compensation for our named executive officers, it does so by evaluating their responsibilities, experience and the competitive marketplace. Specifically, the Compensation Committee considers the following factors:

•	the executive’s leadership and operational performance and potential to enhance long-term value to the Company’s shareholders;
•	the Company’s financial resources;
•	performance compared to the financial, operational and strategic goals established for the Company;
•	the nature, scope and level of the executive’s responsibilities;
•	competitive market compensation paid by other companies for similar positions, experience and performance levels; and
•	the executive’s current salary, and the appropriate balance between incentives for long-term and short-term performance.

Historically, the Company has entered into employment agreements with its executive officers that provide for a base salary and other benefits.

Option Grants to our Named Executive Officers

Due to the lack of authorized shares available for issuance, we have not granted stock options to our named executive officers in fiscal 2020. Historically, options were granted to officers on or about the time of their initial appointment. We also may make additional awards to our executive officers at the discretion of the Board. Options granted to our executive officers generally vest over a period of two years from the date of grant, subject to acceleration in certain circumstances, including upon a change of control. These option grants are intended to provide incentives to our officers who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. We believe that option grants also help to align the interests of our management and employees with the interests of shareholders. Further, we believe that these option grants serve as additional incentive for our officers and that the achievement of these objectives will help our performance. The amount of the option grant to each executive officer is intended, in conjunction with cash salary and bonus amounts, to provide aggregate compensation that is competitive with amounts received by similarly experienced officers of comparable companies.

Employment Agreements with our Named Executive Officers

The Company has entered into employment agreements with its named executive officers. Each of our executive officers is paid a salary for his services and has been granted stock options in consideration for his services, except in the case of Mr. Richards, due to a lack of authorized shares available for issuance. When the Compensation Committee considers salaries for our executives, it does so by evaluating their responsibilities, experience, the competitive marketplace and our financial resources and projections. Pursuant to its charter, the Compensation Committee reviews and approves the terms of the compensation granted and awarded to our named executive officers.

Timothy T. Barry

On February 26, 2013, Mr. Barry entered into an amended and restated employment agreement with the Company that provided for a base salary of CDN$18,000 per month (CDN$216,000 per year) and that he be eligible to receive an annual bonus at the discretion of the Board. The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances. On February 23, 2016, Mr. Barry’s employment agreement was amended to reduce his salary by 30% to CDN$12,600 per month (CDN$151,200 per year) effective as of January 16, 2016. Mr. Barry’s employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$18,000 per month (CDN$216,000 per year) effective as of June 1, 2016. On August 28, 2018, Mr. Barry’s employment was further amended (i) to increase his annual base salary to CDN$275,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” definition to include transactions in which (A) the Company consummates a consolidation or merger in which the shareholders of the Company immediately prior to the transaction own less than 80% of the outstanding voting power of the Company following the transaction, and (B) the Company’s Chief Executive Officer resigns or is terminated as a result of such transaction. According to the severance terms of the employment agreement, upon termination of employment by the Company, Mr. Barry is entitled to receive a lump-sum severance payment equal to CDN$275,000 if Mr. Barry is terminated without cause. However, upon a change of control (which is defined in the employment agreement), Mr. Barry is entitled to receive a lump-sum severance payment equal to CDN$550,000 plus the previous year’s bonus if Mr. Barry or the Company terminates his employment within three months of such change of control.

Under his employment agreement, Mr. Barry will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.

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Christopher Richards

On September 23, 2020, the Company entered into an employment agreement with Mr. Richards, pursuant to which agreement he will receive an annual base salary of CDN$210,000. Pursuant to the terms and conditions of his employment agreement, Mr. Richards will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board and (ii) to participate in the Silver Bull Resources, Inc. 2019 Stock Option and Stock Bonus Plan, with the award of any grants being at the discretion of the Board. Pursuant to the terms and conditions of the employment agreement, if the Company terminates Mr. Richards without cause between December 29, 2020 and September 27, 2021, then Mr. Richards will be entitled to receive a lump-sum payment equal to six months of his base salary. If the Company terminates Mr. Richards without cause after September 28, 2021, then Mr. Richards will be entitled to receive a lump-sum payment equal to six months of his base salary plus one month of his base salary for each additional year of employment, subject to maximum lump-sum payment of 12 months of his base salary. Pursuant to the terms and conditions of the employment agreement, if (i) the Company terminates Mr. Richards without cause or (ii) Mr. Richards resigns, in either case within three months following a Change of Control (as defined in the employment agreement), then Mr. Richards will be entitled to receive his then-current base salary for a period of 24 months plus a lump-sum payment equal to his prior year’s bonus.

Sean C. Fallis

On February 26, 2013, Mr. Fallis entered into an amended and restated employment agreement with the Company that increased his annual base salary to CDN$15,000 per month (CDN$180,000 per year) effective as of March 1, 2013 and that provided that he be eligible to receive an annual bonus at the discretion of the Board. On February 26, 2015 and June 4, 2015, the agreement was amended to modify the severance amount payable in certain circumstances. On February 23, 2016, Mr. Fallis’ employment agreement was further amended to reduce his salary by 30% to CDN$10,500 per month (CDN$126,000 per year) effective as of January 16, 2016. Mr. Fallis’ employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$15,000 per month (CDN$180,000 per year) effective as of June 1, 2016. On August 28, 2018, Mr. Fallis’ employment was last amended (i) to increase his annual base salary to CDN$225,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” to expand the list of qualifying transactions, as described above. Under the employment agreement, Mr. Fallis was entitled to receive a lump-sum severance payment equal to CDN$225,000 if he were terminated without cause. Mr. Fallis resigned from his position as the Company’s Chief Financial Officer effective as of September 25, 2020. Because his resignation was voluntary, he was not entitled to receive any severance payment. Mr. Fallis is subject to a non-compete provision for six (6) months following his resignation.

On September 26, 2020, the Company entered into a one-year consulting agreement with Mr. Fallis. Subject to the terms and conditions of and in accordance with the Silver Bull Resources, Inc. 2010 Stock Option and Stock Bonus Plan, as amended (the “2010 Plan”), the award agreements issued to Mr. Fallis thereunder, and the consulting agreement, Mr. Fallis retained all stock options granted to him under the 2010 Plan, and none of such options terminated as a result of his transition from an employee to a consultant of the Company.

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Brian D. Edgar

On February 26, 2013, Mr. Edgar entered into an amended and restated employment agreement with the Company, pursuant to which he receives a base salary of CDN$7,500 per month (CDN$90,000 per year). The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances. On February 23, 2016, Mr. Edgar’s employment agreement was further amended to reduce his salary by 30% to CDN$5,250 per month (CDN$63,000 per year) effective as of January 16, 2016. Mr. Edgar’s employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$7,500 per month (CDN$90,000 per year) effective as of June 1, 2016. On August 28, 2018, Mr. Edgar’s employment was further amended to revise the “Change of Control” to expand the list of qualifying transactions, as described above. Mr. Edgar is eligible to receive an annual bonus for prior calendar year service at the discretion of the Board. Although Mr. Edgar holds the title of Chairman, because he dedicates a significant portion of his time to the day-to-day affairs of the Company and continues to have a key role in policy-making for the Company, the Company views Mr. Edgar as one of its named executive officers.

According to the severance terms of the employment agreement, upon termination of employment by the Company without cause, Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$90,000. However, upon a change of control (which is defined in the employment agreement), Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$180,000 plus the previous year’s bonus if Mr. Edgar or the Company terminates his employment within three months of such change of control.

Under his employment agreement, Mr. Edgar will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.

Potential Payments Upon Termination or Change of Control

The following table shows the potential payments upon termination of employment of our executive officers as of October 31, 2020. For the purposes of this table, it is assumed that the terminated employee receives the maximum payment under his employment agreement with the Company, and, in the case of a change of control, that each officer’s employment is terminated, either by the officer or by the Company, within three months following the change of control. For purposes of the officers’ employment agreements, “Change of Control” means the occurrence of one or more of the following events:

(i)	a sale, lease or other disposition of all or substantially all of the assets of the Company;
(ii)	a consolidation or merger of the Company with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization;
(iii)	a transaction or series of related transactions pursuant to which any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; or
(iv)	a transaction or series of transactions pursuant to which (A) (i) any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors or securities of the Company that, upon conversion or exchange of such securities, would represent at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors, or (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than eighty percent (80%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization and (B) in connection with or as a result of such transaction or series of transactions, either (i) one-half (or more) of the members of the Board resign or are replaced with nominees designated by such person, entity or group or (ii) the chief executive officer of the Company resigns or is terminated as a result of such transaction or series of transactions.

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Name	Termination Event	Cash Severance Payment ($) (1)	Accelerated Vesting ($)	Total ($)
Timothy T. Barry (2)	For Cause:	—	—	—
	Without Cause:	206,487	—	206,487
	Change of Control:	439,255	—	439,255
Christopher Richards (3)	For Cause:	—	—	—
	Without Cause:	78,841	—	78,841
	Change of Control:	337,846	—	337,846
Brian D. Edgar (4)	For Cause:	—	—	—
	Without Cause:	67,578	—	67,578
	Change of Control:	135,155	—	135,155

(1)	CDN$ amounts have been converted to US$ using the CDN$/US$ exchange rate as of October 31, 2020.

(2)

In February 2013, Mr. Barry’s employment agreement was amended to increase the amount payable upon a change of control from CDN$216,000, plus prior year’s bonus, to CDN$432,000, plus prior year’s bonus. In August 2018, Mr. Barry’s employment agreement was further amended (i) to increase the amount payable upon a change of control from CDN$432,000, plus prior year’s bonus, to CDN$550,000, plus prior year’s bonus, and (ii) to increase the amount payable upon termination without cause from CDN$216,000 to CDN $275,000.

(3)	On September 23, 2020, the Company entered into an employment agreement with Mr. Richards, pursuant to which agreement he will receive an annual base salary of CDN$210,000. If the Company terminates Mr. Richards without cause between December 29, 2020 and September 27, 2021, then Mr. Richards will be entitled to receive a lump-sum payment of CDN$105,000. If the Company terminates Mr. Richards without cause after September 28, 2021, then Mr. Richards will be entitled to receive a lump-sum payment equal to CDN$105,000 plus CDN$17,500 (one month of his base salary) for each additional year of employment, subject to maximum lump-sum payment of 12 months of his base salary. If (i) the Company terminates Mr. Richards without cause or (ii) Mr. Richards resigns, in either case within three months following a Change of Control (as defined in the employment agreement), then Mr. Richards will be entitled to receive CDN$420,000 (his base salary for a period of 24 months) plus a lump-sum payment equal to his prior year’s bonus.

(4)	In February 2013, Mr. Edgar’s employment agreement was amended to increase the amount payable upon a change of control from CDN$90,000, plus prior year’s bonus, to CDN$180,000, plus prior year’s bonus.

Stock Option, Stock Awards and Equity Incentive Plans

As of October 31, 2020, we had one formal equity compensation plan under which equity securities were authorized for issuance to our officers, directors, employees and consultants: the 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”). Under the 2019 Plan, the lesser of (i) 3,750,000 shares or (ii) 10% of the total shares outstanding will be reserved to be issued upon the exercise of options or the grant of stock bonuses. As of October 31, 2020. there were 3,316,595 shares reserved for issuance under the 2019 Plan. As of October 31, 2020, options issued under the 2010 Plan, were outstanding to acquire 2,043,750 shares of common stock. The term of the 2010 Plan expired on or around December 22, 2019. As of October 31, 2020, no additional shares remain available for issuance under the 2010 Plan.

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Adoption and Approval

The 2019 Plan was adopted by the board of directors on February 22, 2019 and approved by the shareholders on April 18, 2019.

Eligibility and Reservation of Shares

Under the 2019 Plan, the Company may grant incentive options or stock bonuses to employees (including officers), consultants and directors (whether or not they are employees) of the Company or its present or future divisions, affiliates and subsidiaries (together, “Eligible Persons”).

Subject to certain limitations set forth under the 2019 Plan, options and bonuses may be granted to Eligible Persons, which Eligible Persons will be eligible to receive more than one grant of an option or bonus during the term of the 2019 Plan.

The maximum number of shares issuable upon exercise of options and pursuant to bonuses under the 2019 Plan will not exceed the lower of (i) 3,750,000 shares or (ii) 10% of the total shares outstanding, subject to adjustments as provided under the 2019 Plan.

Because the 2019 Plan does not have a fixed maximum number of securities issuable, pursuant to the rules and policies of the TSX, unallocated options, rights or other entitlements must be approved by shareholders every three years.

As of the date of the Proxy Statement, a total of 3,348,494 shares are issuable under the 2019 Plan representing 10% of the issued and outstanding shares of the Company. As of the date of the Proxy Statement, no options have been exercised or forfeited in cashless option exercises under the 2019 Plan. Therefore, as of the date of the Proxy Statement, a total of 3,348,494 shares remain available for issuance for awards under the 2019 Plan representing 10% of the issued and outstanding shares of the Company.

The 2019 Plan does not contain a limit on the percentage of securities available to insiders of the Company, nor the number of securities any one person or company is entitled to receive thereunder.

Exercise Price

Options granted under the 2019 Plan shall have an exercise price that will not be less than 100% of the “Fair Market Value” on the date of grant, which is defined as the last sale price of the Company’s shares as reported on the national securities exchange on which the stock is principally traded on the date of the grant, or if such date was not a trading date, on the trading date immediately preceding such date. Because the Company’s shares of Silver Bull common stock currently trade on the OTCQB marketplace, the TSX has advised that it will require the calculation of Fair Market Value to be determined solely on the basis of TSX trading data.

With respect to any incentive stock options granted to a person owning more than 10% of the total voting securities of the Company or certain related entities, the exercise price of such incentive stock options will be at a price of no less than 110% of the Fair Market Value per share on the date of grant.

If the optionee is a resident of Canada, the exercise price will be paid in cash. For optionees who are not residents of Canada, the exercise price will be paid in cash, in shares of the Company or other property having a Fair Market Value equal to such exercise price, or in a combination of cash, shares and property and, subject to approval of the Compensation Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment.

The exercise price will be paid in cash, in shares of the Company having a Fair Market Value equal to such exercise price or in property, or in a combination of cash, shares and property and, subject to approval of the Compensation Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment.

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Vesting and Term

Options that may be granted under the 2019 Plan will typically have a graded vesting schedule over approximately two years and have a contractual term of five years, subject to acceleration in certain circumstances, including upon a change of control.

Options that may be granted under the 2019 Plan will vest in accordance with such provisions as may be determined by the Board.

The exercise period of any option must not exceed 10 years from the date of the grant. For incentive stock options granted to a person owning more than 10% of the total voting securities of the Company, the term must not exceed five years.

Cessation of Entitlement

Unless otherwise provided in the option agreement between the Company and the optionee, if the optionee ceases to be an employee, officer, director or consultant of the Company, other than by reason of death or disability, all vested and unexercised options granted thereunder to such optionee will terminate three months following the date the optionee ceases to hold such office or directorship (but in all events not later than the originally scheduled term) and will terminate upon the date of termination of employment or other relationship if the optionee is discharged for cause. Vested options will be exercisable within one year after the date of death or disability of the optionee, or the end of the original terms if earlier. Unvested options expire immediately upon the date the optionee ceases to be an employee, officer, director or consultant of the Company, including by death or disability.

Assignment

Options granted pursuant to the 2019 Plan are not assignable other than by will or applicable laws of descent and distribution or, with respect to any non-qualified stock options as described under the 2019 Plan, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.

Stock Bonuses

A stock bonus is an award of shares of Silver Bull common stock issued pursuant to the terms of the 2019 Plan. The Company may grant stock bonuses under the 2019 Plan, up to a maximum of 5,000,000 shares of Silver Bull common stock on an annual basis. Stock bonuses granted under the 2019 Plan may have a vesting period of up to ten years and may be subject to such other restrictions as the Company deems appropriate. Unless otherwise directed by the Committee at the time of grant of a stock bonus, the recipient is considered a shareholder of the Company as to the bonus shares which have been issued at any time.

Change of Control

The treatment of any options or bonuses held by a recipient upon a Change of Control (as defined in the 2019 Plan) may be provided for in the applicable option agreement or other award document delivered to the recipient.

Amendment Provisions

Subject to the policies, rules and regulations of any lawful authority having jurisdiction, including any exchange with which the shares of the Company are listed for trading, the Board may at any time, without further action by the shareholders:

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(a)	amend the 2019 Plan or any option granted thereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that options granted thereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any option holders may from time to time be a resident or citizen; or
(b)	terminate the 2019 Plan;

provided, however, that any such change that would be materially adverse to any outstanding award under the 2019 Plan shall not be effective unless approved by the recipient of such award. In addition, any amendment that would:

(a)	materially increase the number of securities issuable under the 2019 Plan to persons who are subject to Section 16(a) of the Exchange Act;
(b)	grant eligibility to a class of persons who are subject to Section 16(a) of the Exchange Act and are not included within the terms of the 2019 Plan prior to the amendment;
(c)	materially increase the benefits accruing to persons who are subject to Section 16(a) of the Exchange Act under the 2019 Plan; or
(d)	require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Company’s securities then may be listed, the Internal Revenue Code or any other applicable law will be subject to the approval of the shareholders of the Company.

Notwithstanding the above, any increase or modification that may result from certain adjustments authorized under the 2019 Plan or which are required for compliance with the Exchange Act, the Internal Revenue Code, ERISA, their rules or other laws or judicial order, will not require shareholder approval.

The following table sets forth the outstanding equity awards for each named executive officer at October 31, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Underlying Unexercised		Option		Option
	Options		Exercise		Expiration
	Exercisable	Unexercisable	Price		Date
Current Named Executive Officers
Timothy T. Barry (1)	143,750	—	$0.48	(2)	2/22/2021
Chief Executive Officer, President	143,750	—	$0.72	(3)	4/5/2022
and Director	250,000	—	$0.80	(4)	9/18/2023

Christopher Richards	—	—	$—		—
Chief Financial Officer

Sean C. Fallis (1)(5)	137,500	—	$0.48	(2)	2/22/2021
Former Chief Financial Officer	137,500	—	$0.72	(3)	4/5/2022
	237,500	—	$0.80	(4)	9/18/2023

Brian D. Edgar (1)	137,500	—	$0.48	(2)	2/22/2021
Chairman and Director	137,500	—	$0.72	(3)	4/5/2022
	237,500	—	$0.80	(4)	9/18/2023

(1)	Options vest in three equal installments: one-third on the grant date, one-third on the first anniversary of the grant date and one-third on the second anniversary of the grant date.
(2)	Exercise price of CDN$0.075 was converted based on the foreign currency exchange rate as of February 23, 2016 (CDN$1.00 = US$0.7277).
(3)	Exercise price of CDN$0.125 was converted based on the foreign currency exchange rate as of April 6, 2017 (CDN$1.00 = US$0.7458).
(4)	Exercise price of CDN$0.130 was converted based on the foreign currency exchange rate as of September 19, 2018 (CDN$1.00 = US$0.7721).
(5)	Mr. Fallis resigned from his position as the Company’s Chief Financial Officer effective as of September 25, 2020. On September 26, 2020, the Company entered into a one-year consulting agreement with Mr. Fallis. Subject to the terms and conditions of and in accordance with the 2010 Plan, the award agreements issued to Mr. Fallis thereunder, and the consulting agreement, Mr. Fallis retained all stock options granted to him under the 2010 Plan, and none of such options terminated as a result of his transition from an employee to a consultant of the Company.

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GRANTS OF PLAN-BASED AWARDS

No grants of awards to our executive officers were made during the fiscal year ended October 31, 2020.

Securities Authorized for Issuance Under Equity Compensation Plan

As of October 31, 2020, we had one formal equity compensation plan under which equity securities were authorized for issuance to our officers, directors, employees and consultants: the 2019 Plan. Under the 2019 Plan, the lesser of (i) 3,750,000 shares or (ii) 10% of the total shares outstanding will be reserved to be issued upon the exercise of options or the grant of stock bonuses. As of October 31, 2020. there were 3,316,595 shares reserved for issuance under the 2019 Plan. As of October 31, 2020, options issued under the 2010 Plan were outstanding to acquire 2,043,750 shares of common stock. The term of the 2010 Plan expired on or around December 22, 2019. As of October 31, 2020, no additional shares remain available for issuance under the 2010 Plan.

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our compensation plans as of October 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	2,043,750	(1)	$0.72	3,316,595	(2)
Total	2,043,750		$0.72	3,316,595

(1)	Includes options to acquire 2,043,750 shares of common stock under the 2010 Plan.

(2)       Includes 3,316,595 shares of common stock available for issuance under the 2019 Plan.

Burn Rate

The annual burn rate for each security-based compensation arrangement for the three most recently completed financial years, expressed as a percentage and calculated by dividing the number of awards granted during the financial year by the weighted average number of shares outstanding for the financial year, is set forth in the following table:

	For the fiscal year ended October 31, (1)
Plan	2020	2019	2018
2019 Plan	0%	0%	N/A

(1)	The annual burn rate is calculated as the number of securities granted under the arrangement during the applicable fiscal year divided by the weighted average number of securities outstanding for the applicable fiscal year.

Compensation of Directors

During the fiscal year ended October 31, 2020, the following persons served on the Board:

Brian D. Edgar (Chairman) (1)

Timothy T. Barry (2)

Daniel J. Kunz (3)

John A. McClintock (4)

_________________________

(1)       Elected to the Board effective as of April 16, 2010.

(2)       Elected to the Board effective as of March 2, 2011.

(3)       Elected to the Board effective as of April 20, 2011.

(4)       Elected to the Board effective as of February 22, 2012.

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Independent Director Compensation Structure

In connection with their election at the Company’s last annual meeting of shareholders, the Board concluded that each of Messrs. McClintock and Kunz were independent. The Board evaluates the independence of its members on an as-needed basis throughout the year and has not changed that assessment. With respect to the nominees for election at the Meeting, the Board has concluded that each of Messrs. McClintock and Kunz is independent.

Each of the Company’s independent directors is compensated $20,000 per year, paid in quarterly installments, and issued additional stock option grants for his services. In addition, the person serving as the Chair of the Company’s Audit Committee receives an annual cash fee of $6,000 (payable in quarterly installments), and its Compensation Committee Chair and its Corporate Governance and Nominating Committee Chair each receive an annual cash fee of $3,000 (payable in the same manner), in each case in consideration for its respective service as the chairs of such committees.

Chairman Compensation Structure

Effective as of April 16, 2010, Brian Edgar began serving as the Company’s Executive Chairman. Effective as of September 2, 2011, the Company entered into an amended and restated employment agreement with Mr. Edgar. Mr. Edgar was being compensated at the rate of CDN$7,500 per month (CDN$90,000 per year) and was eligible for an annual bonus at the discretion of the Board. On February 26, 2013, Mr. Edgar entered into another amended and restated employment agreement, which was amended on June 4, 2015 to modify the severance amount payable in certain circumstances. On February 23, 2016, Mr. Edgar’s employment agreement was further amended to reduce his salary by 30% to CDN$5,250 per month (CDN$63,000 per year). His employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$7,500 per month (CDN$90,000 per year). On August 28, 2018, Mr. Edgar’s employment was further amended to revise the “Change of Control” definition to include transactions in which (i) the Company consummates a consolidation or merger in which the shareholders of the Company immediately prior to the transaction own less than 80% of the outstanding voting power of the Company following the transaction, and (ii) the Company’s Chief Executive Officer resigns or is terminated as a result of such transaction. Because the Company views Mr. Edgar as an executive officer, his compensation is shown above in the Summary Compensation Table rather than in the Director Compensation table below. On January 9, 2012, the Company changed Mr. Edgar’s title to Chairman.

According to the severance terms of the of the employment agreement, upon termination of employment by the Company without cause, Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$90,000. Upon a change of control (which is defined in the employment agreement), Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$180,000, plus the amount of the prior year’s bonus (if any) if Mr. Edgar or the Company terminates his employment within three (3) months of such change of control.

26

Director Compensation – Fiscal Year 2020

During the fiscal year ended October 31, 2020, the Company compensated the following directors, who are not named executive officers, for their services as directors as follows:

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Option awards ($)	Total ($)
Daniel J. Kunz (1)	$26,000	—	$26,000
John A. McClintock (2)	$26,000	—	$26,000

_________________________

(1)	Mr. Kunz was paid $26,000 during the fiscal year ended October 31, 2020, which includes $6,000 for serving as the Chair of the Audit Committee.
(2)	Mr. McClintock was paid $26,000 during the fiscal year ended October 31, 2020, which included $3,000 for serving as Chair of the Compensation Committee and $3,000 for serving as Chair of the Corporate Governance and Nominating Committee.

Re-pricing of Options

In connection with the one-for-eight reverse stock split completed on September 18, 2020 and in accordance with the terms of the 2010 Plan, the option exercise price of all issued and outstanding options to purchase common stock was increased by a factor of eight.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed and engaged Smythe to serve as our independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending October 31, 2021, and to perform other appropriate audit-related services. Smythe began serving as the independent registered public accounting firm of the Company on February 16, 2016. We expect that a representative of Smythe will be present at the Meeting, will have the opportunity to make a statement if it desires to do so and will be available to respond to appropriate questions.

Audit Fees

During the fiscal year ended October 31, 2020, Smythe billed us aggregate fees and expenses in the amount of $50,137. During the fiscal year ended October 31, 2019, Smythe billed us aggregate fees and expenses in the amount of $51,925. These aggregate fees include professional services for the audit of our annual consolidated financial statements and the review of the unaudited interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and Registration Statements on Forms S-1 and S-8.

Audit-Related Fees

There were no audit-related fees billed by Smythe during the fiscal year ended October 31, 2020. There were no audit-related fees billed by Smythe during the fiscal year ended October 31, 2019.

27

Tax Fees

There were no fees and expenses for tax services billed by Smythe during the fiscal year ended October 31, 2020. There were no fees and expenses for tax services billed by Smythe during the fiscal year ended October 31, 2019.

All Other Fees

There were no other services provided by Smythe during the fiscal year ended October 31, 2020. There were no other services provided by Smythe during the fiscal year ended October 31, 2019.

Audit Committee’s Pre-Approval Practice

Section 10A(i) of the Exchange Act prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards. The Audit Committee’s charter provides that the Audit Committee must:

•	preapprove all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by Section 10A(i)(1)(A) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002); and
•	preapprove all non-audit services (other than certain de minimis services described in Section 10A(i)(1)(B) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to us or any of our subsidiaries.

The Audit Committee considers at each of its meetings whether to approve any audit services or non-audit services. In some cases, management may present the request; in other cases, the auditors may present the request.

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Silver Bull Resources, Inc.:

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with U.S. generally accepted accounting principles and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our consolidated financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the consolidated financial statements for the fiscal year ended October 31, 2020, we have:

•	reviewed and discussed the audited consolidated financial statements with management and the independent accountants;
•	discussed with the independent accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
•	received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with the independent accountants the accountants’ independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended October 31, 2020 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020, which is being provided with this Proxy Statement.

Respectfully submitted,

The Audit Committee of Silver Bull Resources, Inc.

Daniel J. Kunz, Chair

John A. McClintock

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REPORT OF THE COMPENSATION COMMITTEE

To the Board of Directors of Silver Bull Resources, Inc.:

The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report.

The Compensation Committee hereby reports to the Board of Directors that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020, and this Proxy Statement, we have:

  reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
  based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and this Proxy Statement on Schedule 14A.

Respectfully submitted,

The Compensation Committee of Silver Bull Resources, Inc.

John A. McClintock, Chair

Daniel J. Kunz

29

PROPOSAL 1:
ELECTION OF DIRECTORS

The Board is nominating four (4) directors for election to serve until the next annual meeting or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The persons named in the enclosed form of proxy will vote the shares represented by such proxy for the re-election of the four (4) nominees for director: Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock.

If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If re-elected, each of the above named directors will each hold office until their successors are duly elected and qualified at the next annual meeting of shareholders or until their earlier death, resignation or removal.

Vote Required for Approval

Candidates will be elected by a plurality vote. However, pursuant to our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) “FOR” such candidate is required to tender his written resignation to the Board.

Board Recommendation

The Board recommends that you vote “FOR” the election of Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees. Neither management nor the Board is aware of any reason which would cause any nominee to be unavailable to serve as a director.

30

PROPOSAL 2:
RATIFICATION AND APPROVAL OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On ●, 2021, the Board directed by resolution that the Company submit the selection of Smythe as the Company’s independent registered public accounting firm for ratification and approval by our shareholders at the Meeting.

Although the Company is not required to submit the selection of the independent registered public accountants for shareholder approval, if the shareholders do not ratify and approve this selection, the Board may reconsider its selection of Smythe. The Board considers Smythe to be well qualified to serve as the independent registered public accounting firm of the Company; however, even if the selection is ratified and approved, the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee and Board determine that the change would be in our best interests.

Vote Required for Ratification and Approval

Ratification and approval of Proposal 2 will require the affirmative vote of a majority of the votes cast (in person or by proxy) at the Meeting. Unless otherwise specified, the enclosed proxy will be voted “FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the ratification and approval of Proposal 2.

31

PROPOSAL 3:
APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, our shareholders are entitled to vote on whether the advisory shareholder vote to approve executive compensation should occur every one, two or three years, and may also choose to abstain from voting. In 2017, approximately 50% of our shareholders voted to approve executive compensation on an annual basis. After careful consideration of the results of this vote and other factors, the Board concluded that a vote on executive compensation every year, or an annual vote, is the most appropriate alternative for the Company.

The Board recognizes that providing shareholders with an advisory vote on executive compensation may produce useful information on shareholder sentiment with regard to the Company’s executive compensation structure. At the Meeting, shareholders will have the opportunity to cast an advisory vote on the compensation of our named executive officers, as described primarily under the heading “Executive Compensation” in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse our 2020 executive compensation philosophy, programs, and policies and the compensation paid to the named executive officers. Shareholders are being asked to consider and approve the following proposal:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers of Silver Bull Resources, Inc. as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).

The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program. The Company’s compensation framework and philosophy are established and overseen primarily by an independent Compensation Committee. The compensation structure of our executive officers is intended to help the Company attract, motivate, and retain executive-level persons with the background, skills and knowledge who will contribute to the Company’s long-term success. To that end, we strive to ensure that the compensation of our executives is in line with those of similarly situated junior-level exploration companies. The Board, in cooperation with the Compensation Committee, attempts to balance the compensation of our executive officers between near-term compensation (being the payment of competitive salaries) with providing compensation intended to reward executives for the Company’s long-term success (being equity-based compensation). Moreover, the equity-based compensation element is intended to further align the longer term interests of our executive officers with that of our shareholders.

We believe that our executive compensation program implements our primary objectives of attracting and retaining qualified executive-level personnel; providing the executives with a compensation package that is fair and competitive, with reasonable contractual terms that offer some level of security; and motivating executive-level personnel with a balance between short-term incentives with longer term incentives aimed to help further align the interests of our executive officers with our shareholders. Shareholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement for a more detailed discussion of the compensation structure and programs implemented by the Company during its 2020 fiscal year and that we expect to continue going forward.

Vote Required for Approval

The advisory vote on the Company’s executive compensation structure and program as described in this Proxy Statement (including under the heading “Executive Compensation”) is non-binding, meaning that the Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast (in person or by proxy) at the Meeting. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results. The Board and the Compensation Committee intend to consider the feedback obtained through this process in making future decisions about executive compensation programs.

32

Board Recommendation

The Board believes that the Company’s executive compensation program is appropriately structured and effective in achieving the Company’s core compensation objectives. Accordingly, although this vote is non-binding, the Board recommends that shareholders vote “FOR” the proposal approving the compensation of the Company’s executive officers.

33

PROPOSAL 4:
INCREASE THE NUMBER OF AUTHORIZED SHARES OF SILVER BULL COMMON STOCK

On ●, 2021, the Board adopted a resolution to amend and restate the articles of incorporation of the Company to increase the number of authorized shares of Silver Bull common stock from 37.5 million to ● and to make certain non-substantive amendments (the “A&R Articles”). The adoption of the resolution is subject to shareholder approval.

Currently, we have 37,500,000 authorized shares of common stock. As of February 5, 2021, we had 33,713,931 shares of common stock outstanding. After taking into account the 3,505,664 shares reserved for issuance upon the exercise of outstanding options and warrants, we currently have a very limited number of shares available for issuance. For all practical purposes, the 37,500,000 authorized shares of our common stock have been fully utilized, restricting our ability to issue any more shares.

In December 2020, we solicited the approval of our shareholders to amend our articles of incorporation to increase the number of authorized shares of common stock to 300 million; however, we did not receive the requisite shareholder approval. As the Company still requires future financing to fund its plans, it is proposing an increase in the number of Silver Bull authorized shares to ●, which would enable the Company, without further shareholder approval, to issue shares from time to time as may be required for various business purposes, including but not limited to raising additional capital to further the development of the Company’s assets. By increasing the number of authorized shares of Silver Bull common stock, we will be able to act in a timely manner when the need to raise equity capital arises or when the Board believes it is in the best interests of the Company and our shareholders to take action, without the delay and expense that would be required at that time to obtain shareholder approval to increase our authorized shares. Virtually all junior exploration companies like Silver Bull remain as viable companies and conduct their mineral exploration activities by raising funds by issuing shares from time to time.

In the absence of an affirmative vote to increase the number of authorized shares of Silver Bull common stock, the Company will have virtually no shares available for issuance to raise funds to fund its general corporate overhead or cover the costs associated with maintaining its interests in the Sierra Mojada project in Mexico or its potential mineral interests in Kazakhstan. The Company would also not have shares available to make equity incentive awards to current or potential management, the lack of which may impair our ability to incent or retain our executives.

The proposed increase in the number of authorized shares of Silver Bull common stock would not change the terms of Silver Bull common stock, and the additional shares of Silver Bull common stock would have rights identical to the currently outstanding Silver Bull common stock. The Company does not currently have any specific plans to issue additional shares of Silver Bull common stock but expects to continue to issue shares of Silver Bull common stock under its equity compensation plans from time to time. In addition, the Board will continue to assess opportunities to issue shares of Silver Bull common stock from time to time in potential offerings for capital-raising purposes. The Board has not proposed an increase in the number of authorized shares of Silver Bull common stock with the intention of discouraging tender offers or takeover attempts relating to the Company.

The Board recognizes that the issuance of additional shares of Silver Bull common stock may dilute the existing holders of our common stock. However, the Board believes that these potential risks are outweighed by the necessity for financing of the Company’s plans at Sierra Mojada, Beskauga and future projects. The Board believes that retaining the ability to act quickly on future opportunities that may require or be facilitated by additional stock issuances will benefit existing shareholders.

By increasing to the number of authorized shares of Silver Bull common stock to the proposed ● shares, we will be able to act in a timely manner when the need to raise equity capital arises or when the Board believes it is in the best interests of the Company and our shareholders to take action, without the delay and expense that would be required at that time to obtain shareholder approval of such an increase.

34

In addition to the proposed increase in the number of authorized shares of Silver Bull common stock, the A&R Articles include the following two non-substantive amendments:

1.	The A&R Articles have been revised to reflect an amendment to Article No. 2 to include the name of the Company’s registered agent.
2.	Nevada law provides that subject to such limitations, if any, as may be contained in a corporation’s articles of incorporation, every corporation has certain enumerated powers. The Board believes that the description of the purpose of the Company, as reflected in Article No. 3 of the Company’s articles of incorporation currently in effect, may be interpreted to unnecessarily limit the broad purpose of the Company that is otherwise provided for statutorily. As permitted under Nevada law, the A&R Articles reflect an amendment to Article No. 3 to allow the Company to engage in any lawful activity permitted under Nevada law. No change to the Company’s business strategy is being considered by the Board.

Clean and marked versions of the A&R Articles, noting the proposed changes to the current articles of incorporation of the Company in annotated footnotes and strikethrough and underlined text, as applicable, are attached to this Proxy Statement as Annex A and Annex B, respectively, and are incorporated by reference herein.

If the A&R Articles are approved, we intend to file with the Secretary of State of the State of Nevada amended and restated articles of incorporation reflecting the amendments contemplated by this proposal. The amended and restated articles of incorporation will be effective immediately upon filing with the Secretary of State of the State of Nevada. At any time prior to the filing of the amended and restated articles of incorporation with the Secretary of State of the State of Nevada, notwithstanding shareholder approval thereof and without further action by the shareholders, the Board, in its sole discretion, may abandon or delay the filing of the A&R Articles.

For the sake of clarity, if this proposal is not approved by shareholders, the Company will have virtually no shares available for issuance to raise funds to continue its operations, and management will need to immediately investigate all available options, including, but not limited to, seeking to dispose of the Company’s assets or engaging in a business combination. Any such transaction may not be on terms that are favorable to the Company. Continuing in business with virtually no shares available for issuance is not a sustainable path for the Company.

Based on the foregoing, the Board deems it advisable and in the best interest of the Company that its shareholders approve the A&R Articles.

Appraisal Rights

Dissenting shareholders do not have appraisal rights under Nevada state law or under the Company’s articles of incorporation or bylaws in connection with the A&R Articles.

Effectiveness of A&R Articles

The A&R Articles will become effective once they are approved at the Meeting and, at the Board’s sole discretion, filed with the Secretary of State of the State of Nevada.

Vote Required for Approval

Approval of the A&R Articles will require the affirmative vote of the holders of a majority of the outstanding shares of Silver Bull common stock, provided a quorum is present.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the A&R Articles.

35

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020.

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the Company’s shareholders for action at the Meeting and any adjournment(s) or postponement(s) thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals or director nominations for inclusion by the Company in the proxy statement for next year’s annual meeting of shareholders. For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s annual meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than 120 days before the anniversary of the release date of this Proxy Statement, unless the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Meeting. After such date, any shareholder proposal will be considered untimely.

If we change the date of next year’s annual meeting by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials, and with any provision in our Amended and Restated Bylaws regarding the same.

Silver Bull Resources, Inc. expects to hold its next annual meeting of shareholders in April 2022. Proposals from shareholders intended to be present at the next annual meeting of shareholders should be addressed, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Secretary or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Secretary. We must receive the proposals by Tuesday, October 26, 2021. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After Tuesday, October 26, 2021, any shareholder proposal will be considered to be untimely.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2022 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than Monday, January 10, 2022. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS: Silver Bull Resources, Inc. Brian D. Edgar, Chairman

36

ANNEX A:
AMENDED AND RESTATED ARTICLES OF INCORPORATION

CERTIFICATE OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF SILVER BULL RESOURCES, INC.

Pursuant to the provisions of Nevada Revised Statutes §§ 78.390 and 78.403, the undersigned officer of Silver Bull Resources, Inc., a Nevada corporation, does hereby certify as follows:

A.       The board of directors of the corporation has duly adopted resolutions proposing to amend and restate the articles of incorporation of the corporation as set forth below, declaring such amendment and restatement to be advisable and in the best interests of the corporation.

B.       The amendment and restatement of the articles of incorporation as set forth below has been approved by a majority of the voting power of the stockholders of the corporation, which is sufficient for approval thereof.

C.       This certificate sets forth the text of the articles of incorporation of the corporation as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF SILVER BULL RESOURCES, INC.

No. 1
NAME

The name of the corporation shall be: Silver Bull Resources, Inc.

No. 2
LOCATION

The name and address of the registered agent is:

Laughlin Associates, Inc.

9120 Double Diamond Parkway

Reno, Nevada 89521

No. 3
PURPOSE

The purpose of the corporation is to engage in any lawful activity permitted under the Nevada Revised Statutes.

No. 4
CAPITALIZATION

The total authorized capital stock of this corporation shall be [● (●)] shares of COMMON STOCK, each of which shall have the par value of ONE CENT ($0.01).

A-1

No. 5
GOVERNING BOARD

This Corporation shall be governed by at least three directors and not more than nine directors. The directors shall be elected at the annual meetings or any special meeting of the stockholders called for the purpose of electing directors, the holder of each share of stock of this corporation shall have one vote and a plurality of the votes cast at the election shall decide the persons to hold such directorships.

The Board of Directors during a term may decrease in number by the resignation or death of one or more members, but the maximum number of directors cannot be increased. The majority of the surviving directors, in the case of a vacancy by resignation or death, may appoint a person or persons to fill a vacancy or vacancies.

No. 6
ASSESSABILITY OF STOCK

The shares issued by this corporation, once the par value has been paid in full, shall not be assessable, and any shares issued for services, or property, or considerations other than cash, shall be deemed fully paid up and shall be forever nonassessable.

No. 7
TERM OF EXISTENCE

The term of existence of this corporation shall be perpetual.

No. 8
BY-LAWS

The directors shall have power to make such By-Laws as they may deem proper for the management of the affairs of said corporation according to the statute in such case made and provided.

No. 9
VOTING

Each stockholder will have one vote for each share registered in his or her name. Cumulative voting shall not be allowed.

No. 10
SUBSCRIPTION RIGHTS

The stockholders of this corporation shall have no preferential right or rights to subscribe to any subsequent issues of the authorized shares of this corporation, unless certain rights or warrants for a specific issue are authorized by the Board of Directors or the Stockholders.

A-2

The Company’s President has signed this Amended and Restated Articles of Incorporation on the ___ day of April, 2021.

SILVER BULL RESOURCES, INC.

By:

Timothy Barry, President

A-3

ANNEX B:
MARKED VERSION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

CERTIFICATE OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF SILVER BULL RESOURCES, INC.

Pursuant to the provisions of Nevada Revised Statutes §§ 78.390 and 78.403, the undersigned officer of Silver Bull Resources, Inc., a Nevada corporation, does hereby certify as follows:

A.       The board of directors of the corporation has duly adopted resolutions proposing to amend and restate the articles of incorporation of the corporation as set forth below, declaring such amendment and restatement to be advisable and in the best interests of the corporation.

B.       The amendment and restatement of the articles of incorporation as set forth below has been approved by a majority of the voting power of the stockholders of the corporation, which is sufficient for approval thereof.

C.       This certificate sets forth the text of the articles of incorporation of the corporation as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF ~~METALLINE MINING CORPORATION~~SILVER BULL RESOURCES, INC.

~~The following sets forth the Restated Articles of Incorporation for Metalline Mining Company (the “Corporation”), adopted by resolution of the Board of Directors on June 22, 2010, pursuant to N.R.S. §74.403. The President of the Corporation has been authorized to sign this certificate by resolution of the board of directors adopted on June 22, 2010. These Restated Articles of Incorporation correctly sets forth the text of the Articles of Incorporation as amended to the date hereof.~~

No. 1
NAME

The name of the corporation shall be: Silver Bull Resources, Inc.

No. 2
LOCATION

The name and address of the registered agent is:

Laughlin Associates, Inc.

9120 Double Diamond Parkway~~2533 North Carson Street~~

Reno, Nevada 89521~~Carson City, NV 89706~~

No. 3
PURPOSE

The purpose of the corporation is to engage in any lawful activity permitted under the Nevada Revised Statutes. ~~The nature or object or purpose of the business of this corporation shall be:~~

~~(a) To engage in any lawful business activity.~~

~~(b) To borrow and/or lend money with or without security.~~

~~(c) To buy, or sell, or trade in commodities of every nature, including securities, notes, bonds, mortgages, agricultural products, mining products, minerals, metals, commodity futures contracts, titles to or equities in land, buildings, mining claims, oil properties, oil leases, royalty interests, and options to buy or sell any or all of the foregoing.~~

~~(d) To have and exercise all the rights, powers, and privileges which are now or which may hereafter be conferred upon corporations organized under the same statute as this corporation; and to have and exercise all such rights, powers and privileges as may be necessary, convenient or proper to effectuate and accomplish the objectives and purposes specified in this certificate, and said specified objectives and purposes shall not limit or restrict in any manner the powers of this corporation.~~

B-1

No. 4
CAPITALIZATION

The total authorized capital stock of this corporation shall be ~~THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND (37,500,000)~~[● (●)] shares of COMMON STOCK, each of which shall have the par value of ONE CENT ($0.01).

No. 5
GOVERNING BOARD

This Corporation shall be governed by at least three directors and not more than nine directors. The directors shall be elected at the annual meetings or any special meeting of the stockholders called for the purpose of electing directors, the holder of each share of stock of this corporation shall have one vote and a plurality of the votes cast at the election shall decide the persons to hold such directorships.

The Board of Directors during a term may decrease in number by the resignation or death of one or more members, but the maximum number of directors cannot be increased. The majority of the surviving directors, in the case of a vacancy by resignation or death, may appoint a person or persons to fill a vacancy or vacancies.

No. 6
ASSESSABILITY OF STOCK

The shares issued by this corporation, once the par value has been paid in full, shall not be assessable, and any shares issued for services, or property, or considerations other than cash, shall be deemed fully paid up and shall be forever nonassessable.

No. 7
TERM OF EXISTENCE

The term of existence of this corporation shall be perpetual.

No. 8
BY-LAWS

The directors shall have power to make such By-Laws as they may deem proper for the management of the affairs of said corporation according to the statute in such case made and provided.

B-2

No. 9
VOTING

Each stockholder will have one vote for each share registered in his or her name. Cumulative voting shall not be allowed.

No. 10
SUBSCRIPTION RIGHTS

The stockholders of this corporation shall have no preferential right or rights to subscribe to any subsequent issues of the authorized shares of this corporation, unless certain rights or warrants for a specific issue are authorized by the Board of Directors or the Stockholders.

B-3

The Company’s President has signed this Amended and Restated Articles of Incorporation on the ~~22nd~~___ day of ~~June~~April, ~~2010~~2021.

~~METALLINE MINING COMPANY~~SILVER BULL RESOURCES, INC.

By:

Timothy Barry, President

B-4

PRELIMINARY PROXY CARD-SUBJECT TO COMPLETION

Silver Bull
RESOURCES, INC.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/11/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Silver Bull Resources, Inc. (the "Company") in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/11/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Brian D. Edgar   02) Timothy T. Barry   03) Daniel J. Kunz   04) John A. McClintock

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said Proxies lawfully may do by virtue hereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000480919_1 R1.0.0.148

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K, Proxy Statement and Notice of Annual Meeting of Shareholders are available at www.proxyvote.com

SILVER BULL RESOURCES, INC.
ANNUAL MEETING OF SHAREHOLDERS - APRIL 12, 2021
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Silver Bull Resources, Inc. (the "Company") hereby appoints Timothy Barry and Christopher Richards, or either of them, as proxies (each, a "Proxy") to appear, attend and vote all of the shares of common stock of the Company in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Company's offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, Canada on Monday, April 12, 2021, at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSALS TWO, THREE AND FOUR, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

0000480919_2 R1.0.0.148

Continued and to be signed on reverse side